UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552
(Address of principal executive offices) (Zip Code)

 (516) 693-5500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2017, the Board of Directors of GTJ REIT, Inc. (the “Company”) appointed Stuart M. Blau as the Company’s Chief Financial Officer and Treasurer.  Mr. Blau, age 62, has served as Managing Partner at Kimmel Blau & Goldman LLP, a diversified certified public accounting firm, since 1983.  He has also served as Partner at Berlin & Blau, attorneys at law, since 1985.  Mr. Blau is a Certified Public Accountant and admitted to practice law in the State of New York.

In connection with Mr. Blau’s appointment, the Company and Mr. Blau entered into an employment letter (the “Employment Letter”) setting forth the terms and conditions of Mr. Blau’s employment with the Company.  The Employment Letter provides that Mr. Blau will, among other things, (i) receive a base salary of $300,000 per annum, subject to annual review, (ii) be eligible to receive an annual discretionary performance bonus, and (iii) be entitled to participate in the Company’s benefit programs. In addition, the Employment Letter contains confidentiality and non-disclosure covenants customary for agreements of this nature.

Other than the Employment Letter, there are no arrangements or understandings between Mr. Blau and any other person pursuant to which Mr. Blau was appointed to serve as Chief Financial Officer and Treasurer of the Company.  Mr. Blau does not have a family relationship with any of the current officers or directors of the Company.  There is no currently proposed transaction, and since the beginning of fiscal year 2016 there has not been any transaction, involving the Company and Mr. Blau which was a related person transaction within the meaning of Item 404(a) of Regulation S-K.

The above description of the Employment Letter is not complete and is qualified by reference to the complete document.  A copy of the Employment Letter is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit

NumberDescription

10.1	Employment Letter, dated as of November 14, 2017, by and between the Company and Stuart Blau

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 2017

GTJ REIT, Inc.

By: /s/ Louis Sheinker

Louis Sheinker
President and Chief Operating Officer